Supplement dated November 2, 2026 to the following Minnesota Life Insurance Company Prospectus dated May 1, 2026:

•	MultiOption® Extra Variable Annuity

This supplement should be read with the currently effective or last effective prospectus and statement of additional information, along with any other applicable supplements, for the above listed prospectus. All capitalized terms that are not otherwise defined herein have the same definition as in the prospectus.

Effective November 30, 2026, the MultiOption Extra Variable Annuity Contract (the “Contract”) will no longer be offered for sale to new purchasers. Existing Contract Owners may continue to submit additional Purchase Payments, subject to any contractual limitations.

In order to purchase the Contract, you must submit a completed and signed application to Minnesota Life Insurance Company on or before November 27, 2026, and your initial Purchase Payment must be received by Us on or before December 31, 2026.

Please retain this supplement for future reference.

F112367 11-2026